Exhibit 99.1

          CERTIFICATION BY CHIEF EXECUTIVE OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Quarterly Report of Werner Enterprises, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, (the "Report") filed with the Securities and Exchange Commission, I, Clarence L. Werner, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The Report fully complies with the requirements of
          section 13(a) or 15(d)  of the Securities Exchange
          Act of 1934; and

     2.   The  information contained in  the  Report  fairly
          presents, in all material respects,  the financial
          condition  and   results  of  operations   of  the
          Company.



May 9, 2003                      /s/ Clarence L. Werner
                                 ------------------------------------
                                 Clarence L. Werner
                                 Chairman and Chief Executive Officer